cbdMD

POWERED BY NATURE. ENHANCED BY *SCIENCE*.

NYSE American: **YCBD**

NYSE American: **YCBD PR A**

December 31, 2019

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase our market share, our limited operating history, our ability to expand our business and significantly increase our revenues, our ability to effectively leverage our brand partnerships and sponsorships, our ability to effectively compete in our market, our ability to achieve our net sales guidance, and our ability to report profitable operations in the future. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 as filed with the Securities and Exchange Commission (the "SEC") on December 18, 2019 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this presentation.


ORANGE
cbdMD
PREMIUM
CBD OIL
1500MG
MADE IN THE USA
cbdMD

AN INDUSTRY LEADER WITH THE HIGHEST STANDARD


YCBD
NYSE
First American CBD
company to be traded
on a national exchange.
NYSE American: YCBD
cbdMD
4

WHAT IS CBD?





CBD, short for cannabidiol, is a chemical compound from the cannabis plant. Cannabidiol is a phytocannabinoid discovered in 1940. It is one of some 113 identified cannabinoids in cannabis plants and accounts for up to 40% of the plant's extract. It's a naturally occurring substance that's used in products like oils and edibles to impart a feeling of relaxation and calm. Unlike its cousin tetrahydrocannabinol (THC), it's not psychoactive, meaning it doesn't have a strong effect on cognitive brain activity and doesn't cause the "high" associated with marijuana.

CONGRESS TAKES ACTION



On December 20, 2018, the Farm Bill was signed into law

- Hemp was de-scheduled and permanently removed from Controlled Substances Act (CSA)
- Hemp was removed from the jurisdiction of the Drug Enforcement Agency (DEA)
- "Hemp" is now defined as Cannabis sativa, containing no more than 0.3% THC
- cbdMD provides the highest standards with 0.0% THC


CBD MARKET FORECASTS
cbdMD
By 2025, it is estimated that the U.S.
CBD market could approach
$16B (from $600M -$2B in 2018)
7
Source: Cowen and Company, Feb. 25, 2019

SAFETY & QUALITY STANDARDS

100% U.S. GROWN
Our CBD is sourced domestically from hemp grown pursuant to the 2018 Farm Bill.

HYBRID BROAD SPECTRUM MANUFACTURING PROCESS
With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

THIRD PARTY TESTING
We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.

CERTIFICATION

- Anticipate GMP certification by FQ2, 2020
- After successful GMP certification, NSF & NASC certification process will commence
- Obtaining our NASC certification will greatly enhance Paw CBD chances of Big Box acceptance and product placement


cbdMD


cbdMD
THC FREE
POWERED BY NATURE. ENHANCED BY SCIENCE.
OVER 100 LEADING PRODUCTS FOR ALL NEEDS
FREEZE 1500
FREEZE 300
REVIVE 300
CBD OIL 3000 MG
CBD OIL 450 MG
CBD OIL 1500 MG
GUMMIES 750 MG
RECOVER 750
RECOVER 1500

PET INDUSTRY


paw cbd
Powered by cbdMD

- Pet sales in the US are projected to be $75B in 2019 [1]
- There are over 250,000 pet stores, veterinarian clinics and grooming locations in the US [2]
  - Pet Stores 19,000
  - Veterinarian Practices 115,000
  - Grooming locations 120,000
- There are 185M dogs/cats in the US [3]
  - Dogs - 90M
  - Cats - 95M
  - 68% of HH's own a pet
- Over 85M households for Paw CBD to target

paw cbd

- **Paw Product Offering (Dogs, Cats & Horses)**
  - 40 SKUs
  - Tinctures – *Peanut Butter / Natural / Apple / Catnip*
  - Treats (Biscuit) - *Peanut Butter / Sweet Potato / Baked Cheese*
  - Treats (Soft Chew) - *Hip & Joint Formula / Calming Formula / Chicken & Bacon Treat*
  - Dog Balm
  - Peanut Butter (16 oz jar)

- **Products Under Development**
  - Cat Treats – *Chicken & Catnip / Salmon*
  - Oatmeal Dog Shampoo
  - Calming Tincture
  - Turkey Strip Treats




paw cbd
CBD TREATS
150 mg
PEANUT BUTTER
CALMING CHEWS
SOFT CHEWS
HIP+JOINT CHEWS
CBD BALM

RECOGNITION AND ACCOLADES

cbdMD



- Official founder of National CBD Day (8/8) & National Hemp Day (2/4)
- "Trend followers should look to emulate cbdMD's efforts, using creativity and strategy", **Brightfield Group**, July 2019, after placing cbdMD in the Top 10 domestic brands in two categories, Topicals and Skincare/Beauty, as well as, naming cbdMD the **"Brand to Watch"**.
- **Meltwater**, a media intelligence and monitoring firm, ranked cbdMD #1 in **"share of voice"** throughout the entire CBD industry for the 3 months ended September 30, 2019.
- November 2019, a survey conducted by **Brightfield Group**, polling 3500 CBD users, cbdMD ranked the **highest** in terms of overall satisfaction, as well as, **highest** in unaided consumer awareness.
- Paw CBD's Calming Turkey CBD Soft Chews received top honors, Pet Business Magazine, December 2019 issue, as top CBD product in their dog calming aid category.

A ROBUST REVENUE RAMP

cbdMD



$3.62M
$5.67M
$8.04M
$9.5M
$26.8M
Quarter Ending Dec 31 2018 [1]
Quarter Ending March 31 2019 [1]
Quarter Ending June 30 2019 [1]
Quarter Ending Sept. 30 2019 [1]
Fiscal Year ending Sept. 30 2019 [1,2]

1. Cure Based Development acquired on December 20, 2018. Pre-Merger net sales of Cure Based Development generated for the Qtr ending December 31, 2018 of $3,159,475 and net sales of cbdMD generated post-merger for the Qtr ending December 31, 2018 of $465,687
2. Pro forma basis assuming the acquisition of Cure Based Development on October 1, 2018 instead of December 20, 2018. Actual audited net sales for fiscal 2019 were $23.7 million

SELECT BALANCE SHEET INFORMATION

cbdMD

All figures shown in millions, US$

	SEPT. 30, 2019
CASH [1]	$4.9
WORKING CAPITAL	$12.0
TOTAL CURRENT ASSETS	$15.7
TOTAL CURRENT LIABILITIES	$3.7

(1) In addition, on October 16, 2019, the company completed a 8% Series A cumulative Convertible Preferred stock offering with net proceeds of approximetly $4.27 million

COMPARATIVE ANALYSIS

cbdMD

COMPANY	SYMBOL	12/18/19 PRICE	EXCHANGE	MKT CAP (US $ MIL) 12/18/19	REVENUE CY 2019E	REVENUE CY 2020E	PRICE / SALES CY 2019E	PRICE / SALES CY 2020E
CV Sciences	CVSI	$1.10	OTC	$108	$56	$75	1.9 X	1.4 X
Neptune Wellness Solutions	NEPT	$2.66	NDQ	$249	$31	$107	8 X	2.3 X
Charlotte's Web	CWBHF	$7.63	OTC	$749	$100	$154	7.5 X	4.8 X
Elixinol Global Limited	ELLX	$.49	OTC	$67	$30	$40	2.2 X	1.6 X
							4.9 X	**2.5 X**
cbdMD	**YCBD**	**$3.11**	**NYSE**	**$86**	**$37**	**$65**	**2.3 X**	**1.3 X**
EXPANDING CANNABIS/ CBD								
Aphria	APHA	$4.78	TO	$1,200	$437	$588	2.8 X	2.0 X
Curaleaf Holdings	CURLF	$5.31	OTC	$2,530	$236	$900	10.7 X	2.8 X
Tilray	TLRY	$17.17	NDQ	$1,440	$174	$311	8.2 X	4.6 X
Aurora Cannabis	ACB	$2.19	TO	$2,300	$320	$600	7.1 X	3.8 X
Canopy Growth	CGC	$19.73	TO	$6,880	$318	$582	21.6 X	11.8 X
Cronos Group	CRON	$6.67	TO	$2,290	$36	$121	63.0 X	19.0 X
							18.9 X	**7.3 X**

The information contained herein is for informational purposes only.
The source is ICE and NYSE Connect research estimates compiled by NYSE Connect and believed to be reliable but has not been independently verified.

POWERFUL BRAND BUILDING & EXECUTIVE TEAM

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
co-CEO of cbdMD
& Chairman of the Board



SCOTT COFFMAN
co-CEO of cbdMD
& Board Member



CARYN DUNAYER
President of cbdMD



MARK S. ELLIOTT
Cheif Financial Officer of cbdMD

BOARD OF DIRECTORS



ANTHONY K. SHRIVER
CEO of Best Buddies International



BAKARI SELLERS
Attorney, political analyst CNN, former member South Carolina House of Representatives



SEYMOUR SIEGEL
President Siegel Rich, Inc.



GREG MORRIS
Vice President of Human Resources for Healthstat



PETER J. GHILONI
Former Chief Executive of Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of DataTech Global, LLC

CAPITALIZATION AND OWNERSHIP

cbdMD

CAPITALIZATION	DECEMBER 31, 2019
Basic Common Shares Outstanding [1]	27,720,356
Options - WAEP $5.52	1,499,650
Warrants - WAEP $6.44	471,528
Restricted Stock Awards (RSA)	57,500
Fully Diluted Shares Oustanding [1,2]	29,769,034

SHARE OWNERSHIP



Public Float 46.1%
Management & Insiders 53.9%

(1) Excludes up to 15,250,000 in potential earn out shares.
(2) Excludes up to 833,500 shares of common stock issuable upon conversion of the 500,000 shares of 8% Series A cumulative Convertible Preferred stock.

DIVERSE SALES CHANNEL


63%
E-Commerce
cbdMD.com
37%
Wholesale &
Retail

* Fiscal Year ended September 30, 2019

cbdMD

PROJECTED FUTURE BREAKDOWN

- **55% E-Commerce**
- **45% Wholesale & Retail**

Our retail reach is now over 4,000 U.S. locations

- Discussions with national retail and distribution accounts
- Actively expanding distribution channel that included: Grocery, Drug, Fitness, Pet, Natural/ Specialty Retailers & Big Box.


TIMES SQUARE
DECEMBER 2018
BARCLAYS
cbdMD
CBD OIL
ALL NATURAL
RELIEF
www.cbdMD.com
cbdMD
cbdMD

ROBUST MARKETING CAMPAIGN

First CBD company allowed to advertise in Times Square

cbdMD


INNOVATIVE PARTNERSHIP
LIFE TIME
ATHLETIC
LIFE CAFE
LIFE SPA
cbdMD
EXCLUSIVE CBD PARTNER OF LIFE TIME
With 140+ destinations across North America, Life Time has encompassed healthy living, healthy work and healthy entertainment by providing its members with an unmatched health and wellness experience.

UNIQUE MEDIA OUTREACH


cbdMD
PREMIUM
CBD OIL
1500MG

BARSTOOL SPORTS

cbdMD announces comprehensive media partnership with Barstool Sports, a sports and pop culture media company founded by Dave Portnoy.

Team cbdMD

TOP ATHLETES ***TRUST OUR HIGH STANDARDS***


BIGGEST NAMES IN SPORTS TRUST cbdMD
cbdMD
cbdMD
cbdMD & Bubba Watson
at the NYSE


cbdMD
OFFICIAL CBD PARTNER OF THE BIG3
adidas
cbdMD
BASKETBALL PLAYERS TRUST cbdMD
3 HEADED
MONSTERS
24


FIGHTERS TRUST cbdMD
cbdMD BELLATOR MMA
OFFICIAL CBD PARTNER OF BELLATOR MMA
cbdMD
DAZN
DAZN


MONSTER
ENERGY
AMA
SUPERCROSS
FIM World Championship
BIKERS TRUST cbdMD
cbdMD
Official CBD Partner of Monster Energy Supercross
and the Monster Energy Cup


Official Title Partner of the World Surf League Jaws Big Wave Championships
for the 2019/2020 Big Wave season.
SURFERS TRUST cbdMD
cbdMD
JAWS
BIG WAVE CHAMPIONSHIPS
WORLD SURF LEAGUE
EST. 1976


Steve Smith, Sr.
Kerri Walsh Jennings
Bubba Watson
Ken Block
Lolo Jones
Ryan Sheckler
Quinton "Rampage" Jackson
Jorge Masvidal
Makua Rothman
Jonathan Stewart
Chad Reed
Austin Keen
Jamie O'Brien
Tyron Woodley
James "Flex" Lewis